UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) May 12, 2025

(Date of earliest event reported) May  8, 2025

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Forward Sale Agreement

On May 8, 2025, ONE Gas, Inc. (the “Company”) entered into a forward sale agreement (the “Forward Sale Agreement”) with JPMorgan Chase Bank, National Association (the “Forward Purchaser”), relating to 2,500,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”).

The Forward Sale Agreement provides for settlement on a settlement date or dates to be specified at the Company’s discretion, but which the Company expects to occur no later than December 31, 2026. On a settlement date or dates, if the Company decides to physically settle the Forward Sale Agreement, the Company will issue shares of common stock to the Forward Purchaser at the then-applicable forward sale price. The forward sale price will initially be $78.7600 per share. The Forward Sale Agreement provides that the initial forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread and will be decreased on each of certain dates specified in the Forward Sale Agreement during its term. If the overnight bank funding rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price.

In certain circumstances, the Forward Purchaser will have the right to accelerate the Forward Sale Agreement and require the Company to physically settle the Forward Sale Agreement on a date specified by the Forward Purchaser. These circumstances include:

•

the Forward Purchaser determines, in its good faith and commercially reasonable judgment, that J.P. Morgan Securities LLC, acting in its capacity as forward seller (the “Forward Seller”), is unable to continue to borrow a number of shares of the common stock equal to the number of shares of the common stock underlying the Forward Sale Agreement or that, with respect to borrowing such number of shares of the common stock, the Forward Purchaser (or its affiliate) would incur a cost that is greater than the maximum stock loan rate specified in the Forward Sale Agreement;

•

certain ownership thresholds applicable to the Forward Purchaser, its affiliates and all other persons who may form a beneficial share ownership group or whose ownership positions would be aggregated with the Forward Purchaser are exceeded;

•

the Company declares any dividend or distribution on the common stock payable in (i) cash in excess of a specified amount (other than extraordinary dividends), (ii) securities of another company or (iii) any other type of securities (other than the common stock), rights, warrants or other assets for payment at less than the prevailing market price, as reasonably determined by the Forward Purchaser;

•

the announcement of any event that, if consummated, would result in certain extraordinary events (as such term is defined in the Forward Sale Agreement and which includes certain mergers and tender offers and the delisting of the common stock); or

•

certain other events of default, termination events or other specified events occur, including, among other things, any material misrepresentation made by the Company in connection with entering into the Forward Sale Agreement or a change in law (as such terms are defined in the Forward Sale Agreement).

The foregoing description of the Forward Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Sale Agreement, which is filed as Exhibit 10.1 hereto.

Underwriting Agreement

On May 8, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), the Forward Seller and the Forward Purchaser, relating to the registered public offering and sale by the Forward Seller of 2,500,000 shares of the Company’s common stock. The Company also granted the Underwriter a 30-day option to purchase up to an additional 375,000 shares of the Company’s common stock. Pursuant to the Underwriting Agreement, the Forward Seller sold to the Underwriter 2,500,000 shares of the Company’s common stock which shares were borrowed by the Forward Seller or its affiliates from third parties.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 and incorporated herein by reference.

In connection with the offering, the common stock was registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement on Form S-3 (Registration No. 333-269966) (the “Registration Statement”), and a prospectus supplement dated May 8, 2025, which was filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on May 9, 2025.

In connection with the issuance and sale of the shares of common stock, the Company is also filing a legal opinion regarding the validity of the shares of common stock as Exhibit 5.1 for the purpose of incorporating the opinion into the Company’s Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Description

1.1	Underwriting Agreement, dated May 8, 2025, among ONE Gas, Inc. and J.P. Morgan Securities LLC, acting as the underwriter, J.P. Morgan Securities LLC, acting as the forward seller, and JPMorgan Chase Bank, National Association, acting as the forward purchaser.

5.1	Opinion of GableGotwals.

10.1	Forward Sale Agreement, dated May 8, 2025, between ONE Gas, Inc. and JPMorgan Chase Bank, National Association.

23.1	Consent of GableGotwals (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 12, 2025

ONE Gas, Inc.

By:	/s/ Brian K. Shore
Name:	Brian K. Shore
Title:	Vice President, Associate General Counsel and Secretary

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